UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Worldwide Specialty Chemicals Inc.–

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-55554–	47-5048026–
(Commission File Number)	(IRS Employer Identification No.)

Downtown Republic Center, Suite 3100

325 N. Saint Paul Street, Dallas, TX 75201.

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469)-513-4198

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

On February 21, 2017, Worldwide Specialty Chemicals Inc. (“WSC”) filed a Form 8-K describing its acquisition of KT Chemicals, Inc. (“KT”) on February 15, 2017. WSC hereby amends such Form 8-K to provide certain financial information required by Item 9.01 of Form 8-K with respect to KT and pro forma condensed combined financial information with respect to the acquisition of KT.

(a)	Financial Statements of Business Acquired

The audited financial statements of KT Chemicals Inc. for the years ended December 31, 2016 and 2015 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of financial condition as of December 31, 2016 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 (“Pro Forma Financial Statements”) are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The Pro Forma Financial Statements give effect to the acquisition and are based on the historical consolidated financial statements of WSC and KT.

(d)	Exhibits

The following exhibits are filed herewith:

99.1	Audited Financial Statements of KT Chemicals Inc. for the year ended December 31, 2016.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Specialty Chemicals Inc.
(Registrant)

Date: May 17, 2018	By:	/s/ E. Thomas Layton
Name: E. Thomas Layton Title: Chairman/Chief Executive Officer

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